Exhibit 10.2

LoanAdvanceTM Interest Rate Form

STEP 1. ACCOUNT INFORMATION

Non-Purpose Loan Account Number 3ZT047968

STEP 2. INTEREST RATE ACKNOWLEDGEMENT

The undersigned (“Borrower”) has executed a LoanAdvance Lending Agreement (the “Agreement”) with Pershing LLC (“Pershing”). Pursuant to which Borrower has access to a line of credit collateralized by the value of securities held in Borrower’s brokerage or separately managed account pledged by the Borrower (the “Account”). The Account is carried by Pershing as clearing broker pursuant to a clearing agreement between Pershing and your introducing firm. This Interest Rate Acknowledgement Form constitutes a supplement to the Agreement and shall be subject to and interpreted in accordance with the terms and conditions thereof.

The rate of interest charged on any credit extended in the Account is a floating rate based on the Base Rate* and may fluctuate over time. In addition, if your rate is based on the interest rate schedule provided by your financial organization, the rate may be higher or lower in the future depending on the aggregate outstanding loan amount, and any such change may be made without prior notice to Borrower. All rates described herein may be changed without prior notice to Borrower. In accordance with Paragraph 10 of the Agreement, regardless of the underlying Base Rate, interest charged in any credit extended in a LoanAdvance account may never exceed a rate equal to 3 percentage points above the Prime Rate as published in The Wall Street Journal.

STEP 3. INTEREST RATE

Subject to the foregoing, the rate of interest that will be charged on any credit extended in the Account is equal to:

SELECT ONE	BASE RATE*		+/-(SELECT ONE)		SPREAD		TOTAL RATE

Federal Funds Target (Upper Limit)	5.50%		Plus	Minus	1.75	=	7.25%

Prime		%	Plus	Minus		=		%

Other:		%	Plus	Minus		=		%

Interest Rate Schedule Provided by my Financial Organization

*Base Rate is determined by your financial organization and may be based on Fed Funds Target, Prime Rate as published in The Wall Street Journal or another benchmark and may fluctuate over time.

STEP 4. RESTRICTED/CONTROL STOCK DISCLOSURE

1.	Is the undersigned a control person of any publicly held organization?	Yes	No

2.	Are any of the shares subject to a control provision?	Yes	No

If you answered yes to question 2 above, please provide details below:

NUMBER OF SHARES	NAME OF COMPANY	SYMBOL

© 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners.	PAGE 1 OF 2 FRM-LA-DIS-ACK-10-21

LoanAdvance™ Interest Rate Form	Non-Purpose Loan Account Number 3ZT047968

STEP 5. SIGNATURES

By signing below, Borrower acknowledges receipt of a completed copy of this Form, as well as any tiered interest rate schedule, if applicable. Borrower further acknowledges their understanding and acceptance of the terms disclosed herein and attests to the accuracy of the information provided.

Primary Account Owner

Print Name	Date
ANDREW SIMS	05-24-2024

Signature
/s/ ANDREW SIMS

Additional Account Owner

Print Name	Date
MARC HEDRICK	05-24-2024

Signature
/s/ MARC HEDRICK

Additional Account Owner

Print Name	Date

Signature
X

Please Complete if a Trust, Corporation, Partnership, or Other Entity

Print Name of Entity PLUS THERAPEUTICS INC	Date 05-24-2024

Title CFO

Signature
/s/ ANDREW SIMS

FOR BROKER-DEALER USE ONLY

The information below must be submitted for all LoanAdvance accounts, regardless of which interest rate index is selected. In addition, by signing below, the Branch Manager acknowledges that they have provided the Borrower with the Broker-Dealers tiered interest rate schedule, if applicable.

Print Branch Manager Name	Date

Signature
X

© 2021 Pershing LLC. Pershing LLC, member FINRA, NYSE, SIPC, is a wholly owned subsidiary of The Bank of New York Mellon Corporation (BNY Mellon). Trademark(s) belong to their respective owners.	PAGE 2 OF 2 FRM-LA-DIS-ACK-10-21